UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2024

OVID THERAPEUTICS INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38085	46-5270895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, 14th Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 646-661-7661
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OVID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 27, 2024, Ovid Therapeutics Inc. (the “Company”) announced that Thomas Perone, the Company’s former General Counsel, Chief Compliance Officer and Corporate Secretary, would be departing from the Company in those roles, effective as of July 11, 2024 (the “Separation Date”) in connection with a workforce reduction. On July 30, 2024, the Company entered into a consulting services agreement with Mr. Perone (the “Consulting Agreement”), which establishes the terms of the consulting and transition arrangement with Mr. Perone that was previously disclosed. Pursuant to the Consulting Agreement, Mr. Perone will consult for the Company for a period of time to transition his duties. The Consulting Agreement is effective as of the Separation Date and shall continue until January 31, 2025, unless otherwise terminated earlier by either party (the “Consulting Period”).
As consideration for the consulting services under the Consulting Agreement, Mr. Perone will be eligible to receive a monthly consulting fee payable for up to a total maximum of $55,000 over the course of the Consulting Period and his equity awards that were outstanding as of the Separation Date shall continue to vest during the Consulting Period. In addition, the Consulting Agreement provides for post-termination restrictive covenants, including non-solicitation restrictions that will continue until the one year anniversary following the termination of the Consulting Agreement.
The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the Consulting Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVID THERAPEUTICS INC.

By:	/s/ Jeffrey Rona
Jeffrey Rona
Chief Business and Financial Officer
Dated: August 2, 2024